UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2004

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)		48034 (Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 Slides

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued January 8, 2004, filed herewith.
99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Automotive Analysts of New York 2004 Detroit Automotive Conference on January 8, 2004, filed herewith.

Item 9. Regulation FD Disclosure

On January 8, 2004, Lear Corporation issued a press release regarding its sales backlog and 2004 financial guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On January 8, 2004, certain officers of Lear Corporation will make a presentation at the Automotive Analysts of New York 2004 Detroit Automotive Conference. The visual slides from the presentation are attached hereto as Exhibit 99.2 and incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: January 8, 2004	By:	/s/ David C. Wajsgras
	Name:	David C. Wajsgras
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued January 8, 2004, filed herewith.
99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Automotive Analysts of New York 2004 Detroit Automotive Conference on January 8, 2004, filed herewith.

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